WORLDCOM NETWORK SERVICES, INC.

                        TRANSCEND TM SWITCHED SERVICES

                          RATE AND DISCOUNT SCHEDULE

     This Rate and Discount Schedule is made by and between WorldCom Network Services, Inc. ("WorldCom") and GENX LLC/DBA: PREFERRED DISCOUNT ("Customer") and is a part of their Telecommunications Services Agreement for Switched Services. Capitalized terms not defined herein shall have the meaning ascribed to them in the TSA, the PET or the Service Schedule. NOTE:
ANY MODIFICATIONS, ADDITIONS OR DELETIONS FROM THIS RATE AND DISCOUNT SCHEDULE WILL NOT BE EFFECTIVE UNLESS SPECIFICALLY SET FORTH IN THE PET.

                                   1. RATES

     Rates for Switched Services hereunder will be generally comprised of the following charges, if applicable: (i) local exchange company ("LEC") charges (including without limitation, access charges, egress charges, SMS 800 queries etc.), (ii) Domestic Transport Charges (i.e., transport within the continental United States), (iii) Extended Location Transport Charges,
(iv) International Transport Charges, (v) Canada and Mexico Transport Charges, and (vi) surcharges (e.g., directory assistance) as such charges are further defined herein.

     (A)
    DOMESTIC TRANSPORT CHARGES.

          (i) Domestic Transport Charges"are based on the location (i.e., Tier A, Tier B or
  Tier C) of the originating and terminating local access transport areas ("LATAs")
               or the applicable state (excluding TRAVEL CARD Service). A list of the LATAs comprising Tier A, Tier B and Tier C LATAs is shown on Schedule "1" attached hereto and incorporated herein by reference which Schedule 1" may be amended from time to time by WorldCom. The Domestic TrRnsport Charge will be based upon the number of originating seconds, and will be assessed on (i) all completed or answered calls, and (ii) all incomplete' transport billable calls. The Transport
               Charge for each Tier (the "Tier Charge") relative to each Service is shown below:

        (ii) The Tier Charges for Carrier TERMINATION Service calls (regardless of jurisdiction or time of day)
              within the continental United States or from the continental United States to an Extended Location or International location are shown below. The Domestic Transport Charge will be comprised of the applicable Tier Charge based on the Tier to which the call is terminated. With respect to TERMINATION
              Service calls to Alaska, Hawaii, Puerto Rico and the United States Virgin Islands (hereinafter an
              "Extended Location"), or to an International location (including Canada and Mexico), the Domestic
              Transport Charge will be comprised of the applicable terminating Tier Charge which will be deemed to be
              Tier A.

 Tier A    $0.0230
 Tier B    $0.0270
 Tier C    $0.0300

        (ii The Tier Charges for Carrier TOLL FREE ORIGINATION Service calls (regardless of jurisdiction or time of day) within the continental United States are shown below. The Domestic Transport Charge will be comprised of the applicable Tier Charge based on the Tier from which the call is originated. With respect to TOLL FREE ORIGINATION Service calls from an Extended Location or from Canada, the Domestic Transport Charge will be comprised of the applicable originating Tier Charge which will be deemed to be Tier A.

 Tier A    $0.0230

 Tier B     $0.0270

 Tier C    $0.0300

 (iv)  The Tier Charges for Interstate SWITCHED ACCESS Service and DEDICATED
                     ACCESS Service calls within the continental United States are shown below. With respect to SWITCHED ACCESS Service and DEDICATED ACCESS Service calls within the continental United States, the Domestic Transport Charge will be comprised of an originating Tier Charge and a terminating Tier Charge.

                                Tier A                 Tier B       Tier C

                  Tier A       $0.0300             $0.0325         $0.0350

                 Tier B        $0.0325             $0.0350         $0.0375

                  Tier C       $0.0350             $0.0375         $0.0400

                   With respect to SWITCHED ACCESS calls and DEDICATED ACCESS calls to an
                   Extended Location, or to an International location (including Canada and Mexico), the Domestic
                   Transport Charge will be comprised of the applicable originating Tier Charge and the terminating Tier
                    Charge which will be deemed to be Tier A. With respect to Toll Free calls (and 1+ calls from
                    Hawaii only) from an Extended Location, the Domestic Transport Charge will be comprised of the originating Tier Charge which will be deemed to be Tier A and the applicable terminating Tier Charge.

                 (v)The Tier Charges for Intrastate SWITCHED ACCESS Service and DEDICATED ACCESS Service calls are shown below.

                    STATES                                        TIER CHARGE


                    California, California (Intra-LATA), Florida        $0.0250
                     New York, Texas

                     Alabama, Arizona, Arkansas, Colorado          $0.0350
                    Connecticut, Idaho, Indiana, Iowa, Kansas,
                    Louisiana, Maine, Massachusetts,
                    Minnesota, Missouri, Montana, Nebraska
                    New Jersey, New Mexico, North Carolina,
                    North Dakota, Oregon, Rhode Island,
                    Tennessee, Utah, Vermont, Washington,
                    West Virginia



(vi) With respect to Directory Assistance calls from the continental United States to

      Canada, the Domestic Transport Charge will be comprised of the applicable originating Tier Charge and the terminating Tier Charge which will be deemed to be Tier A.

 (B)  EXTENDED LOCATION TRANSPORT CHARGES.

         (i) With respect to 1+ calls terminating to an Extended Location, the following
                           "Extended Location Transport Charges" will apply
in addition to. any applicable
                           Domestic Transport Charge as described in
Subsection 1.(A) above. [Note: Egress
                           Charges associated with calls to an Extended
Location are included in the
                           Extended Location Transport Charges.

Extended Location                          Extended Location Transport Charge
  Alaska                                         $0.1300
  Hawaii                                         $0.1200
  Puerto Rico                                 $0.1300
 US Virgin Islands                              $0,1300

 (ii) With respect to Toll Free calls (and 1+ calls from Hawaii only) originating from an
                    Extended Location, the following Extended Location Transport Charges will apply in addition to any applicable Domestic Transport Charge as described in
                    Subsection I.(A) above. [Note: Access Charges associated with calls from an
                    Extended Location are included in the Extended Location Transport Charges.]

     [NOT SUBJECT TO DISCOUNT]
Extended Location                          Extended Location Transport Charge
Alaska                                         $0.1600
Hawaii                                         $0.0840
Puerto Rico                                 $0.1100
US Virgin Islands                         $0.1400


       (c)  CANADA AND MEXICO TRANSPORT CHARGES [NOT SUBJECT TO DISCOUNT].

 (i) With respect to 1+ calls terminating to Canada and Mexico (including directory assistance calls to Canada), the
following "Canada and Mexico Transport
                                        Charges" will apply in addition to
any applicable Domestic Transport Charge as
                                        described in Subsection I.(A) above.
[Note: Egress Charges associated with calls
                                        to Canada and Mexico calls are
included in the Canada and Mexico Transport
                                        Charge.)

                                   Location
                                    Canada
                            Mexico (Band 1 and 2)
                          Mexico (Bands 3, 4 and 5)
                          Mexico (Bands 6, 7 and 8)

                              Canada and Mexico
                               Transport Charge
                                   $0.0597
                                   $0.1600
                                   $0.2200
                                   $0.3700

 (ii) With respect to Toll Free calls originating from Canada, the following Canada
                    Transport Charges will apply in addition to any applicable Domestic Transport

Charge as described in Subsection 1.(A) above. [Note: Access Charges associated with calls from Canada, are included in the Canada Transport Charge.]

Location
Canada

                                    Canada
                               Transport Charge
                                   $0.1850

 (D)  INTERNATIONAL TRANSPORT CHARGES [NOT SUBJECT TO DISCOUNT].
                     Commencing with the Effective Date described in Section 1 of the PET, with respect to calls terminating to an International location, the "International Transport Charges" will be deemed to correspond with the level of applicable charges shown on Schedule "2" attached hereto and incorporated herein by reference based on Customers Commitment described in the PET (rounded down to the nearest
                    International Revenue Level) which International Transport Charge will apply in addition to any applicable Domestic Transport Charge as described in Subsection I.(A) above. [Note: Egress charges associated with calls to International Locations are included in the International Transport Charges.]

(E)    lEC CHARGES.

     (i) "LEC Charges" include Access Charges (as defined herein), Egress Charges (as defined herein), SMS 800 queries, and presubscribed interexchange carrier charges ("PICC Charge") assessed by a local exchange carrier ("LEC") relating to Customer's traffic but only if WorldCom is directly billed by the LEC for such
              PICC Charge. "Access Charges" and "Egress Charges" are per minute costs determined by WorldCom between the applicable WorldCorn point of presence and the terminating or originating point, and rated at the applicable end office
              (NPA-NXX) level using switched tandem access or direct end office trunking rates and charges (excluding TRAVEL CARD Service). WorldCorn may also charge
             Customer for other charges it is assessed by any LEC or the SMS 800 database administrator for 800 number service (e.g., National Exchange Carrier Association
             (NECK) charges, etc.). Directory Assistance calls will only be assessed the applicable Access Charge. Customer will also pay WorldCom a five percent (5%)
             administrative charge (the "Administrative Fee") which is assessed on the total of Customer's monthly LEC Charges. The NPA-NXX is generally identified by the end user's automated number identification ("ANI"); provided, however, in the event there is not an identified originating ANI, the NPA-NXX will be assigned based on WorldCom's originating trunk group. The terminating NPA-NXX will be identified by the dialed number; provided, however, in the event there is not an identified dialed number, the NPA-NXX will be assigned based on WorldCom's terminating trunk group.

                   (ii) The per minute rates utilized by WorldCom in determining the applicable Access
                     Charges and Egress Charges are described in the LEC's applicable tariffs, are based on WorldCom's determination of end user ownership and type, and are exclusive of any discounts based on minute or term commitments. The Access
                     Charges and Egress Charges as determined by WorldCom are set forth in the
                    "LEC Tariff Database". The LEC Tariff Database will be updated periodically to take into account any tariff changes by the various LECs ("Tariff Changes").
                    Tariff Changes received by WorldCom on or before the fifteenth (15th) day of a month and effective as of the first day of the following month or thereafter, will be incorporated into the LEC Tariff Database by the first day of the month following
 WorldCom's receipt thereof or the date such Tariff Changes are effective, whichever is later.

 (iii) The Access Charges and Egress Charges may include, without limitation, the components and elements described below; provided, however, the terminology with respect to these components and elements may vary among LECs. The
                      Access Charges and Egress Charges will be calculated taking into effect whether the call is interstate, intrastate or intraLATA, the direction of the call (i.e., whether originating or terminating), whether the call is premium or nonpremium (if applicable), the mileage, the meet point (if applicable) and the call type (i.e., 1+ or
                      800). WorldCom may also apply any other rating elements which are assessed by the LECs or third parties (e.g., regulatory fee assessments, standard or non standard LEC access components) whether such charges are based per access line, per business line, per market share, per call, etc. (e.g., the Arkansas Carrier
                      Common Line charge which is assessed by a regulatory body and allocated to the
                      LECs). With respect to those LECs utilizing a "time of day" differential (i.e.,
                      Day/Nonday, Day/Evening/Night, etc.), WorldCom will only use the "Day" rate provided by the LECs.

Component          Elements

Carrier Common Line      Obligating
             Terminating

End Office         Local Switching
             Equal Access Recovery

Local Transport          Termination
             Tandem Switching
             Facility
             Interconnection

Entrance Facility  DS-3 (month-to-month electrical)
             Multiplexer (3/1 month-to-month)

 (iv) The Access Charges and Egress Charges are generally applied on a per minute basis except for (i) the Local Transport Facility charge which is based on minutes and mileage, and (ii) the Entrance Facility rate and Multiplexer rate which are flat monthly rates which are converted by WorldCom to a cost per minute basis by dividing the applicable DS-3 flat rate or the multiplexer rate as found in the applicable LEC tariff by 6,160,000. WorldCom reserves the right to convert any other flat rates assessed by the LECs into per minute charges.

                     Example: Assume the applicable LEC tariffed rate (i) for entrance facility charges is $2,350 per DS-3, and (ii) for muxing is $500 per 3/1 mux. The Entrance Facility rate will be $.00038149 [$2,350/6,160,000]
                     and the Multiplexer rate will be $.00008117
[$500/6,160,000].

                 (v) Access Charges will commence when the call is originated and will end when the call is disconnected. Customer will be assessed Access Charges even if a call is not completed. Egress
                     Charges will commence when the call is answered and will end when the call is disconnected. Access
                     Charges and Egress Charges will not apply with respect to dedicated access originations or terminations, respectively.

 (F)  TRANSCENDENT TM MANAGER.

                     WorldCom agrees to provide Customer, at no cost to Customer, a windows-based software program entitled "TranscendTm Manager" which will allow the Customer to "query" the LEC Tariff
                     Database described in Subpart (ii) above.

 (G)  DIRECTORY ASSISTANCE SURCHARGE:
I                     Directory assistance calls in the continental United
States will be assessed a surcharge of $0.4300 in
                     addition to any applicable Domestic Transport Charge as described in Subsection I.(A) above. Directory assistance calls to Canada will be assessed a surcharge of $0.6000 in addition to any applicable
                     Domestic Transport Charge as described in Subsection I.(A) above and the Canada Transport Charge as described in Subsection I.(C) above.

(H) TRAVEL CARD SERVICE RATES:

              JURISDICTION                       RATE PER MINUTE

     BASIC INTERSTATE

     Within the contiguous United States       $0.1200 Day/Nonday

     BASIC INTERSTATE Extended

     * 48 contiguous United States to Alaska, Hawaii   $0.1450 Day/Nonday

       Puerto Rico and the United States Virgin Islands

     *Hawaii to 48 contiguous United States    $0.1550 Day$0.1470 Nonday

     *Alaska to 48 contiguous United States    $0.2728 Day$0.2651 Nonday

     *Puerto Rico to contiguous United States  $0.1830 Day$0.1783 Nonday

        BASIC INTERNATIONAL*
     48 contiguous United States to Internationallocations

       SEE Schedule 4* (SWITCHED
        (excluding Canada and Mexico)
                       ACCESS Service Rates)

       * 48 contiguous United States to Canada
                   $0.1300 Day/Nonday

       * 48 contiguous United States to Mexico
                    SEE Schedule 5 (SWITCHED

                                       ACCESS Service Rates)

        * Canada to 48 contiguous United States
                  $0.2450 Day/Nonday
         ENHANCED                     SEE Schedule 6




* Based on Customer's Minimum Revenue Commitment described in Section 2 of the PET rounded down to the nearest level.

TRAVEL CARD Service Discount Schedule(a):


                    SERVICE TERM(b)
  Monthly Revenue      MTM         1-YR         2-YR        3-YR

$         0-$ 49,999  0.0%         0.5%         1.0%        1.5%

$ 50,000 - $ 99,999    1.0%        1.5%         2.0%        3.0%

$100,000 - $249,999    1.5%        2.0%         2.5%        4.0%

$250,000 - $499,999    2.0%        2.5%         3.0%        5.0%

$500,000 - $749,999    3.5%        4.0%         6.0%        8.0%

S750,000 - $999,999    4.5%        5.5%         8.0%        10.0%

    $1,000,000+        5.5%        7.0%         10.0%       12.0%


      (a)  If Customer's Minimum Commitment as
described in Section 2 of the PET is
                   at least S50,000, all of the
percentages shown in the TRAVEL CARD Service
                   Discount Schedule above will be
increased by the following amounts based
                   on Customers Minimum Commitment.

                   If Customers Minimum Revenue
Commitment is at least

 $     50,000
 $    100,000
 $   250,000
 $   500,000
 $   750,000
 $1,000,000

The applicable percentages

will be increased by

0.5%
1.0%
1.5%
2.0%
2.5%
3.0%

(b)   For purposes of this Section (H), the
      applicable Discount column is based on the number of months contained in the Service Term divided by 12. If the number of months is less than 12, the month-to-month (MTM) Discounts shall apply. If the product of the division is equal to or greater than 1 but less than 2, the 1-Year Discounts apply; if the product of the division is equal to or greater than 2 but less than 3, the 2-Year Discounts apply; and, if the product of the division is equal to or greater than 3, the 3-Year Discounts apply.

                     11. DISCOUNTS


      (A)  For purposes of this Agreement, Customer's
"Monthly Revenue" will be
                   comprised of Customers gross
(i.e., prior to the application of any discounts)
            (i) Transport Charges (i.e.,Domestic,
Extended, Canada, Mexico and International);

            (ii) LEC Charges plus the Administrative
Fee described in Subsection 1.(E)(i) above;

            (iii) Directory Assistance surcharges
described in Subsection l.(G) above;

            (iv) TRAVEL CARD Service charges
described in Subsection L(H) above;

            (v) Customer's measured usage charges for International Toll Free Service (ITFS)
                 and Universal  International Free
Phone Number Service (UIFN) from WorldCom;

            (vi) three. (3) times Customer's first
$300,000 of monthly recurring private line
                  interexchange service charges
(including both domestic and
                  international) from WorldCom, two
(2) times Customer's second $300,000 of
                  monthly recurring private line
interexchange service charges (including both
                  domestic and international) from
WorldCom, and Customer's monthly recurring
                  private line interexchange service
charges (including both domestic and
                  international) from WorldCom in
excess of $600,000; and, (iv) Monthly Port
                  Charges, Monthly CIR Charges and
Monthly NNI Charges, if any, as are
                  specifically described in an
agreement for FrameRelay Services between
                  WorldCom and Customer. Customer's
Monthly Revenue will not
                  include any pro rata charges,
ancillary or special feature charges, such as,
                  Authorizationcodes or CDR Tapes, or
any other charges other than those
                  identified by the relevant WorldCom
invoice as monthly recurring private line
                  interexchange service charges or
the switched service charges specifically
                  mentioned in this Subsection (A).

(B)  Commencing with the Effective Date and
continuing through the end of the
                  Service Term (including any
applicable extensions thereto), Customer's discount
                  percentage (the "Discount") will be
determined by the applicable Discount
                  Schedules shown in Subsections (C)
and (D) below taking into account any
                   increase as described in
Subsection (E) below. Throughout the Service Term,
                  Customer will automatically receive
the next higher (or lower) Discount when
                  Customer's eligible Monthly Revenue
reaches the next level (or falls below a level
                   which in no event shall be less
than Customer's Minimum Revenue
                  Commitment, if any, described in
the PET). Customer will receive the
                  percentage shown in the applicable
Discount Schedule associated with
                  Customer's Minimum Revenue
Commitment commencing with the Effective
                  Date regardless of Customer's
actual Monthly Revenue.

      (C)  DISCOUNT SCHEDULE - (i) TERMINATION
Service,

           (ii)   TOLL FREE ORIGINATION Service, and
(iii) SWITCHED ACCESS
                        Service and DEDICATED ACCESS
Service to Extended Locations.


                         SERVICE TERM(a)

Monthly Revenue          MTM     1-YR    2-YR       3-YR


$        0-$ 49,999      0.0%    1.0%    2.0%      3.0%
$ 50,000 - $ 99,999      2.0%    3.0%    4.0%      5.0%
$100,000 - $249,999      3.0%    5.0%    7.0%      9.0%
$250,000 - $499,999      4.0%    7.0%   10.0%     13.0%
$500,000 - $749,999      6.0%   10.0%   13.0%     17.0%
$750,000 - $999,999      8.0%   12.0%   16.0%     21.0%
    $1,000,000+         10.0%   15.0%   20.0%     25.0%


     (a) For purposes of this Subsection (C), the applicable Discount column is based on the number of months contained in the Service Term divided by 12.
           If the number of months is less than 12, the month-to-month (MTM) Discounts shall apply. If the product of the
division is equal to or greater than 1 but less
           than 2, the 1 -Year Discounts apply; if
the product of the division is equal to or
           greater than 2 but less than 3, the 2-Year
Discounts apply; and, if the product of the
           division is equal to or greater than 3,
the 3-Year Discounts apply.

     (D)  DISCOUNT- SCHEDULE -__SWIT - CHED ACCESS
Service (1+ and Toll Free) and
      DEDICATED ACCESS Service (1+ and Toll Free) within the continental United
            States.

                            SERVICE TERM(a)


Monthly Revenue             MTM    1-YR   2-YR     3-YR


$        0-$ 49,999         0.0%   1.0%   2.0%     4.0%
$ 50,000 - $ 99,999         2.0%   3.0%   4.0%     8.0%
$100,000 - $249,999         4.0%   6.0%   8.0%    12.0%
$250,000 - $499,999         6.0%   8.0%  12.0%    16.0%
$500,000 - $749,999        10.0%  12.0%  16.0%    20.0%
$750,000 - $999,999        13.0%  16.0%  20.0%    24.0%
    $1,000,000+            16.0%  20.0%  24.0%    29.0%


     (a) For purposes of this Subsection (D), the applicable Discount column is based on the number of months contained in the Service Term divided by 12. If the number of months is less than 12, the month-to-month (MTM) Discounts shall apply. If the product of the
division is equal to or greater than 1 but less
            than 2, the 1 -Year Discounts apply; if
the product of the division is equal to
            or greater than 2 but less than 3, the
2-Year Discounts apply; and, if the product of
            the division is equal to or greater than 3, the 3-Year Discounts apply.

  (E) If Customer's Minimum Commitment (as described in the PET) is at least the amount shown in the Schedule below, all of the respective percentages in the applicable Discount

      Schedules (depending on the Service Term selected by Customer) will be increased by the respective amounts shown below. Customer will receive the percentage shown in the Discount Schedule associated with Customer's Minimum Commitment and Service Term commencing with the Effective
Date regardless of Customer's
      actual Monthly Revenue Level.

      EXAMPLE: Assume Customers Minimum Commitment is
$750,000 and the
      Service Term is thirty-six (36) months.
Commencing with the Effective
      Date and continuing through the end of the Service Term (including any applicable extensions thereto), Customer's applicable
Discount percentage (i) for the Services
      described in Subsection (C) above will be 25%
(21% + 4%) if Customers actual
      Monthly Revenue is between $750,000 and
$999,999, inclusive; and 29%
      (25% + 4%) if Customer's actual Monthly Revenue is equal to or greater than
      $1,000,000, and (ii) for the Services described in Subsection (D) above will be 29%
      (24% + 5%) if Customer's actual Monthly Revenue is between $750,000 and
      $999,999, inclusive; and 35% (29% + 6%) if
Customers actual Monthly Revenue is
      equal to or greater than $1,000,000.

    (1) -DISCOUNT SCHEDULE - (i) TERMINATION Service,
(ii) TOLL FREE
    ORIGINATION Service, and (iii) SWITCHED ACCESS
Service and DEDICATED
    ACCESS Service to Extended Locations only.

If Customers Minimum
Commitment is at least

$ 50,000

$ 100,000
$ 250,000
$ 500,000
$ 750,000
$1,000,000

The applicable percentages
will be increased by
0.5%
1.0%
2.0%
3.0%
4.0%
5.0%

(2) DISCOUNT SCHEDULE - SWITCHED ACCESS Service (1+ and Toll Free) and
            DEDICATED ACCESS Service (1+ and Toll Free).

If Customer's Minimum
Commitment is at least

$ 50,000
$ 100,000
$ 250,000
$ 500,000
$ 750,000
$1,000,000


The applicable percentages
will be increased by
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%


Ill. APPLICATION OF DISCOUNTS

(A)  The Discount will only be applied to Customer's
             Domestic Transport Charges as
        described in Subsection 1.(A) above and
             Customer's Extended Transport
                   Charges to Extended Locations
            unless otherwise noted herein.

(B)  During the Service Term, accumulated credits
              derived from the applicable
                   Discount will beapplied in arrears
         commencing with the first day of the
                   month following the Effective
    Date,  that is, the Discount will be applied to
                   Customer's measured usage charges
             for the preceding month (the
                   "Discount Period"). The initial
           Discount Period shall include any
                   partial calendar month following
Start of Service, or such other
                   time basis as may be mutually
determined by the parties.

      (C)   Each Discount will result in the
application of a credit obtained during the
                    Discount Period to the WorldCom
invoice to Customer relevant to the
                    billed measured Switched Service
for the calendar month next following the
                    completion of each Discount
Period, provided Customer has paid undisputed
                    charges (including any late fees,
if applicable) for that month and has not
                    otherwise been subject to a
Suspension Notice in accordance with the
                    TSA. Failure of Customer to
comply with the foregoing provision shall
                    entitle WorldCom to withhold any
credit due Customer for the Discount Period
                    in question until such charges
(including late fees) have been paid in full.


                    IN WITNESS WHEREOF, Customer has
initialed this TRANSCEND
                   TM SWITCHED SERVICES Rate and
Discount Schedule on the date first
                   written above.

GENEX, LLC/DBA: PREFERRED DISCOUNT PLAN

Customer's initials -

                   ATTACHMENTS:

Shedule 1   TIER A, TIER B and TIER C LATAs
Schedule 2   International Transport Charges
Schedule 3  Intrastate TRAVEL CARD Service Rates
Schedule 4  TRAVEL CARD Service International Rates
Schedule 5      TRAVEL CARD Service - Mexico Rate
Schedule 6  ENHANCED TRAVEL CARD Service Rates